UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 24, 2023
(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive
Fort Mill, South Carolina
29715
(Address and zip code of principal executive offices)

(803) 802-7500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock, Par Value $0.01 Per Share; Common stock traded on the New York Stock Exchange; trading symbol UFS.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on July 5, 2022, Domtar Corporation, a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Resolute Forest Products Inc., a Delaware corporation (“Resolute”), Terra Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Karta Halten B.V., a private limited company organized under the laws of the Netherlands (“Terra 1”), and Paper Excellence B.V., a private limited company organized under the laws of the Netherlands (“Terra 2 and together with Parent and Terra 1, the “Parent Parties”), pursuant to and subject to the terms and conditions of which Merger Sub will be merged with and into Resolute (the “Merger”), with Resolute surviving the Merger as a wholly owned subsidiary of Parent.

On December 28, 2022, the Parent Parties announced that they had entered into a Consent Agreement with the Canadian Commissioner of Competition (the “Commissioner”) in connection with the merger, which was registered with the Canadian Competition Tribunal on December 28, 2022. The Commissioner issued a no-action letter on December 28, 2022, which terminated the applicable waiting period.
The consummation of the Merger is conditioned upon, among other things, the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). At 11:59 p.m., Eastern Time, on February 23, 2023, the waiting period applicable to the Merger under the HSR Act expired and, with other required regulatory clearances having been obtained, all of the conditions to the closing of the Merger have now been satisfied, other than those that by their terms are to be satisfied at the closing.  Resolute and Parent currently expect the closing of the Merger to occur in early March 2023.
FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release, the information incorporated herein by reference, and other written and oral statements made from time to time by us or on our behalf are based on current expectations, projections about operations, industry conditions, financial condition, and liquidity, may not relate strictly to historical or current facts and may contain forward-looking statements that reflect our current views with respect to future events and financial performance including the proposed transaction between the Company and Parent. As such, they are considered “forward-looking statements” which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as “anticipate”, “believe”, “expect”, “intend”, “aim”, “target”, “plan”, “continue”, “estimate”, “project”, “may”, “will”, “should” and similar expressions. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially. Many risks, contingencies and uncertainties could cause actual results to differ materially from our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOMTAR CORPORATION
(Registrant)

By:	/s/ Nancy Klembus
Name:	Nancy Klembus
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 24, 2023